Exhibit 10.3

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS IN THIS DOCUMENT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

FIRST AMENDMENT TO
PURCHASE SALE AND PARTICIPATION AGREEMENT

This First Amendment to Purchase Sale and Participation Agreement (the "Amendment") is entered into this 12th day of June, 2013 (the “Effective Date”) by and between MRC Energy Company, a Texas corporation f/k/a Matador Resources Company (“Matador”), and Orca/ICI Development, a Texas general partnership (“Orca”).

WHEREAS, Matador and Orca entered into that certain Purchase Sale and Participation Agreement dated May 16, 2011 (the "PSPA") with respect to the sale of certain oil and gas leases in DeWitt, Karnes, Wilson and Gonzales Counties, and

WHEREAS, an Exhibit to the PSPA is a form of Joint Operating Agreement, entered into between the parties (the “JOA”); and

WHEREAS, Matador and Orca desire to amend the terms of the PSPA as set forth below.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and in the PSPA and the JOA, and for Ten Dollars in hand delivered, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties agree as follows:

1.     Cowey 3H and Cowey 4H Wells. Matador has drilled and completed the Matador Cowey Orca #3H well, with API No. 123-33001, and Texas Railroad Commission Permit No. 753436 (the “Cowey 3H Well”), and the Matador Cowey Orca #4H, with API No. 123-32930, and Texas Railroad Commission Permit No. 749992 (the “Cowey 4H Well”). While the Cowey 3H Well and Cowey 4H Well are “Subsequent DeWitt Wells” as such term is defined in Section 7.b of the PSPA, Matador, on behalf of Orca, shall bear and pay One Hundred Percent (100%) of Orca’s working interest share of the drilling and completion costs incurred through the tanks, for each of the Cowey 3H Well and Cowey 4H Well. Matador will be entitled to receive one hundred percent (100%) of the production attributable to each of the Cowey 3H Well and Cowey 4H Well until such time as such wells have reached Payout (as such term is defined in Section 7.b of the PSPA, but excluding Matador’s lease acquisition costs). Once each of the Cowey 3H Well and Cowey 4H Well has reached Payout, Orca will be deemed to back-in for a twenty-five percent (25%) working interest in the Cowey 3H Well and a twenty-five percent (25%) working interest in the Cowey 4H Well on a well-by-well basis for no additional consideration, and any subsequent operations shall continue to be governed by the PSPA and the JOA. Evidence of this Amendment shall be affected by a form of assignment to be mutually agreed upon by the parties. No later than twenty (20) days after reaching Payout on either the Cowey 3H or Cowey 4H, Matador shall give written notice thereof to Orca. Measurement of production from the Cowey 3H Well and the Cowey 4H Well shall be in accordance with that certain letter agreement between Matador and Orca dated as of May 30, 2013.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS IN THIS DOCUMENT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.    Return of Funds. Within three (3) days after the full execution of this Amendment, Orca instructs Matador to tender to *****, (without interest) by check all funds previously delivered to Matador by or on behalf of Orca with respect to the Cowey 3H Well and Cowey 4H Well.

3.    Settlement of Pending Litigation and Arbitration.

a.By letter agreement dated May 6, 2013, Matador and Orca resolved certain of the disputes between the parties that were the subject of the Pending Proceedings. The terms of the May 6, 2013 letter agreement are hereby re-confirmed and ratified, except (i) the first sentence of paragraph No. 6 thereof is amended and restated in its entirety to read “Matador will review with Orca the charges associated with the sale, transportation and marketing of natural gas produced and marketed from the wells subject to the PSPA and the JOA in which Orca has an interest; provided, however, that the parties agree that if the amount charged by Matador’s affiliate to transport natural gas from the wellhead to the downstream market pipeline through the period ended May 31, 2013 exceeds *****, Matador or its affiliates shall credit Orca’s account for such difference.” and (ii) paragraph No. 9 thereof is hereby terminated. In addition, Matador and Orca agree to amend Exhibit D to the JOA to provide that the insurance policies contemplated by Exhibit D (except under Worker’s Compensation) shall name Orca and, to the extent ***** and its successors and assigns and Orca are parties to a ***** relating to oil and gas interests owned by Orca in the Contract Area (as defined in the JOA), ***** as their interests may appear.

b.Orca and Matador are currently parties to (i) a pending arbitration proceeding before the American Arbitration Association, with Cause No. 70-198-271-13; and (ii) pending litigation in the 57th District Court in Bexar County, Texas, Cause No. 2013-CI-05455 (collectively, the “Pending Proceedings”). Concurrently with the full execution hereof, the parties agree to direct their respective counsel to immediately dismiss with prejudice the Pending Proceedings.

c.Matador’s Covenants, Representations and Warranties. Matador covenants, warrants and represents to Orca that (i) it has the power to enter into this Amendment and perform its respective obligations hereunder; (ii) Matador has been fully informed and has full knowledge of the terms, conditions and effects of this Amendment; (iii) Matador has been represented by independent legal counsel of its choice throughout all negotiations preceding its execution of this Amendment and has received the advice of its attorneys in entering into this Amendment; (iv) that Matador, either itself or through its counsel, has fully investigated to its satisfaction all facts surrounding the various claims, controversies and disputes presented in the Pending Proceedings, and is fully satisfied with the terms and effects of this Amendment; (v) no promise or inducement has been offered or made except as expressly stated in this Amendment; (vi) this Amendment is executed without reliance on any statement or representation by any third party; (vii) Matador is the sole owner of the claims and causes of action released in this Section 3 and has not previously assigned or transferred or purported to assign or transfer any interest in such claims to any person or entity; (viii) Matador is not in a disparate bargaining position with respect to the negotiation of this Amendment, and (ix) this Amendment constitutes the legal, valid and binding obligation of Matador enforceable against Matador in accordance with the terms and provisions hereof.

d.Orca’s Covenants, Representations and Warranties. Orca covenants, warrants and represents to Matador that (i) it has the power to enter into this Amendment and perform its respective obligations hereunder; (ii) Orca has been fully informed and has full knowledge

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS IN THIS DOCUMENT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

of the terms, conditions and effects of this Amendment; (iii) Orca has been represented by independent legal counsel of its choice throughout all negotiations preceding its execution of this Amendment and has received the advice of its attorneys in entering into this Amendment; (iv) that Orca, either itself or through its counsel, has fully investigated to its satisfaction all facts surrounding the various claims, controversies and disputes presented in the Pending Proceedings, and is fully satisfied with the terms and effects of this Amendment; (v) no promise or inducement has been offered or made except as expressly stated in this Amendment; (vi) this Amendment is executed without reliance on any statement or representation by any third party; (vii) Orca is the sole owner of the claims and causes of action released in this Section 3 and has not previously assigned or transferred or purported to assign or transfer any interest in such claims to any person or entity; (viii) Orca is not in a disparate bargaining position with respect to the negotiation of this Amendment, (ix) *****, and (x) this Amendment constitutes the legal, valid and binding obligation of Orca enforceable against Orca in accordance with the terms and provisions hereof.

e.Orca acknowledges that Matador has entered into this Amendment based upon the covenants, representations and warranties set forth in paragraph 3(d) and specifically subparagraph (ix) of paragraph 3(d). *****.

f.Release by Matador Parties. Matador and its agents, employees, independent contractors, attorneys, heirs, successors, officers, directors, members, managers, partners, assigns, affiliates, and anyone whomsoever claiming by, through or under them (hereinafter collectively, “the Matador Parties and their Related Parties”), hereby release, acquit and forever discharge Orca, and their respective members, managers, officers, partners, agents, employees, independent contractors, attorneys, directors, shareholders, accountants, heirs, successors, assigns, and affiliates (collectively referred to in this Section 3.f as the “Orca Released Parties”), from and against any and all claims, demands, debts, liabilities, liens, expenses, costs, damages and causes of action of whatever nature which the Matador Parties and their Related Parties may have, whether known or unknown, liquidated or unliquidated, past, future or present, contingent or fixed, whether based in tort or in contract or otherwise, and whether heretofore or hereafter accruing, for or because of any controversy and/or any alleged occurrence, matter or thing done and/or omitted to be done by any of them prior to date hereof, in any way relating directly or indirectly out of the issues raised or which could have been raised in the Pending Proceedings. Notwithstanding the foregoing, such release by Matador shall not apply to, and shall not affect the right of Matador to enforce its rights under the PSPA and JOA from and after the Effective Date with respect to matters first arising or claims first accruing after the Effective Date.

g.Release by Orca Parties. Orca and its agents, employees, independent contractors, attorneys, heirs, successors, officers, directors, members, managers, partners, assigns, affiliates, and anyone whomsoever claiming by, through or under them (hereinafter collectively, “the Orca Parties and their Related Parties”), hereby release, acquit and forever discharge Matador, and their respective members, managers, officers, partners, agents, employees, independent contractors, attorneys, directors, shareholders, accountants, heirs, successors, assigns, and affiliates (collectively referred to in this Section 3.g as the “Matador Released Parties”), from and against any and all claims, demands, debts, liabilities, liens, expenses, costs, damages and causes of action of whatever nature which the Orca Parties and their Related Parties may have, whether known or unknown, liquidated or unliquidated, past, future or present, contingent or fixed, whether based in tort or in contract or otherwise, and whether heretofore or hereafter accruing, for or because of any controversy and/or any alleged occurrence, matter or thing done and/or omitted to be done by any of them prior to date hereof, in any way relating directly or indirectly out of the issues raised or which could

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS IN THIS DOCUMENT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

have been raised in the Pending Proceedings. Notwithstanding the foregoing, such release by Orca shall not apply to, and shall not affect the right of Orca to enforce its rights under the PSPA and JOA from and after the Effective Date with respect to matters first arising or claims first accruing after the Effective Date. Further, the foregoing release shall not operate to prevent, impair, terminate or otherwise frustrate the planned or pending audit initiated by Orca pursuant to the JOA. Any claims, adjustments, settlements, or other matters resulting from such audit are not released hereby.

h.No Admission of Liability. Nothing stated in or done with respect to this Section 3 of the Amendment is or shall be interpreted as an admission of liability by any party as to any matters that were or could have been asserted by any party as a part of the actual and/or potential disputes between the parties hereto, which (except as expressly limited herein) are all hereby compromised and settled as between the parties.

4.    Indemnity. Orca hereby agrees to defend, indemnify, and hold harmless Matador and Matador’s officers, directors, employees, agents, attorneys, predecessors, successors, parents, subsidiaries, and affiliated companies against all claims, demands, and causes of action, *****. This indemnity agreement also holds Matador harmless from any attorneys fees and costs incurred in defending against any indemnified claims. In the event of any such claim, Orca will be primarily responsible for the defense of the claims or actions, and shall engage counsel reasonably acceptable to Matador to represent all indemnified parties in such action, unless and until counsel for Matador determines that such common representation presents a conflict.

5.    Miscellaneous. Terms which are defined in the PSPA shall have the same meanings when used herein.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS IN THIS DOCUMENT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, Matador and Orca have executed this Amendment as of the date first appearing above.

Orca:

ORCA/ICI DEVELOPMENT, a Texas general partnership

By:     ORCA ASSETS G.P., LLC, a Texas limited liability company, its Managing Partner

By:    _/s/ Allen Lawrence Berry________
Allen Lawrence Berry, President

Matador:

MRC ENERGY COMPANY, a Texas corporation

By:    _/s/ Joseph Wm. Foran___________
Joseph Wm. Foran
Chairman, President & CEO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS IN THIS DOCUMENT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.